AIRCRAFT FINANCE TRUST
                        ASSET BACKED NOTES, SERIES 1999-1
                              REPORT TO NOTEHOLDERS
                All amounts in US dollars unless otherwise stated

Payment Date                       15th of each month
Convention                          Modified Following Business Day

Current Payment Date                        May 15, 2000
Current Calculation Date                     May 9, 2000


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1. Account Activity Summary between Calculation Dates
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

                                                   Prior                                                      Balance on
                                                 Balance             Deposits           Withdrawals     Calculation Date

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
Expense Account                            13,142,547.83         4,186,235.29         (1,853,273.32)       15,475,509.80
Collection Account                         66,149,550.90        13,678,392.95        (14,149,550.90)       65,678,392.95
VARIG Reserve Account                       6,750,000.00                    -                     -         6,750,000.00
Lessee Funded Account                      11,525,327.13           178,032.25           (955,900.42)       10,747,458.96
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Total                                      97,567,425.86        18,042,660.49        (16,958,724.64)       98,651,361.71
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
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2. Analysis of Expenses Account Activity
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Opening Balance on Previous Calculation Date                                                               13,142,547.83
Transfer from Collection Account on Previous Payment Date                                                   4,186,235.29
Interim Transfer from Collection Account                                                                               -
Payments on Previous Payment Date                                                                            (424,266.77)
Interim payments                                                                                           (1,429,006.55)
Other                                                                                                                  -
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Balance on Current Calculation Date                                                                        15,475,509.80
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3. Analysis of Collection Account Activity
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Opening Balance on Previous Calculation Date                                                               66,149,550.90
Collections during period
 - lease rentals                                                                                           10,641,021.02
 - maintenance reserves                                                                                     1,189,198.57
 - other                                                                                                               -
 - interest income                                                                                            424,427.94
Drawings under Credit or Liquidity Enhancement Facilities                                                              -
Repayment of Drawings under Credit or Liquidity Enhancement Facilities                                                 -
Transfer to Expense Account on previous Payment Date                                                       (4,186,235.29)
Net Swap receipts (payments) on previous Payment Date                                                         467,881.60
Net Transfers from (to) Lessee Funded Accounts                                                                955,863.82
Net Transfers from (to) Varig Reserve Accounts                                                                         -
Aggregate Note Payments on previous Payment Date                                                           (9,963,315.61)
Interim Transfer to Expense Account                                                                                    -
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Balance on Current Calculation Date                                                                        65,678,392.95
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

Net Transfers pursuant to Section 3.07 of the Trust Indenture                                                          -
                                                                                                    ---------------------
Available Collections                                                                                      65,678,392.95
                                                                                                    ---------------------

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3. Analysis of Collection Account Activity (Continued)
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Analysis of Current Payment Date Distributions

(i)        Required Expense Amount                                                                            943,884.62
(ii)   a)  Class A Interest but excluding Step-up/Additional Interest                                       4,479,545.77
       b)  Swap Payments other than subordinated swap payments                                                         -
(iii)      Repayment of Primary Eligible Credit Facilities                                                             -
(iv)       First Collection Account top-up                                                                 33,000,000.00
(v)        Class A Minimum principal payment                                                                           -
(vi)       Class B Interest                                                                                   706,610.63
(vii)      Repayment of Secondary Eligible Credit Facilities                                                           -
(viii)     Second collection account top-up                                                                10,000,000.00
(ix)       Class B Minimum principal payment                                                                           -
(x)        Class C Interest                                                                                   706,666.67
(xi)       Repayment of Tertiary Eligible Credit Facilities                                                            -
(xii)      Third Collection Account top-up                                                                  5,000,000.00
(xiii)     Class A Supplemental principal                                                                              -
(xiv)      Class B Supplemental principal                                                                              -
(xv)       Class C Minimum principal payment                                                                           -
(xvi)      Class D Interest                                                                                   586,666.67
(xvii)     Repayment of Subordinate Eligible Credit Facilities                                                         -
(xviii)    Fourth Collection Account top-up                                                                 4,000,000.00
(xix)      Class D Minimum principal payment                                                                           -
(xx)       Expense Accrual                                                                                  2,091,921.34
(xxi)      Additional and Step-up Interest
           (a)  Additional Interest                                                                                    -
           (b)  Maturity Step-up Interest                                                                              -
           (c)  Registration Step-up Interest                                                                          -
(xxii)     Class A Scheduled principal                                                                                 -
(xxiii)    Class B Scheduled principal                                                                                 -
(xxiv)     Class C Scheduled principal                                                                                 -
(xxv)      Class D Scheduled principal                                                                                 -
(xxvi)     Reimbursement of Beneficial Interest Cure Payments                                                          -
(xxvii)    Sale Premium
           (a)  Class C                                                                                                -
           (b)  Class D                                                                                                -
(xxviii)   Expense Account for Modification Accruals and Refinancing Payments                                          -
(xxix)     Class A Outstanding Principal Balance                                                            4,163,097.25
(xxx)      Class B Outstanding Principal Balance                                                                       -
(xxxi)     Class C Outstanding Principal Balance                                                                       -
(xxxii)    Class D Outstanding Principal Balance                                                                       -
(xxxiii)   Subordinated Swap Payments                                                                                  -
(xxxiv)    Additional Servicing Obligations                                                                            -
(xxxv)     Remainder to Beneficial Interest                                                                            -
                                                                                                   ---------------------
                                                                                                           65,678,392.95

Analysis of Liquidity Reserve Amount

First Collection Account Top-up                                 33,000,000.00
Second Collection Account Top-up                                10,000,000.00
Third Collection Account Top-up                                  5,000,000.00
Fourth Collection Account Top-up                                 4,000,000.00
                                                         ---------------------
  Total Liquidity Reserve Amount                                52,000,000.00                             (52,000,000.00)

             Total Payments with respect to Payment Date
                                                                                                    ---------------------
             less Collection Account Top Ups (iv), (viii), (xii), and (xviii) above                        13,678,392.95
                                                                                                    ---------------------

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4. Payments on the Notes by Subclass
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                                                                     Subclass              Subclass                Class
(a) Floating Rate Notes                                                   A-1                   A-2                    B
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
Applicable LIBOR                                                     6.13000%              6.13000%             6.13000%
Applicable Margin                                                    0.48000%              0.50000%             1.15000%
Applicable Interest Rate                                             6.61000%              6.63000%             7.28000%
Actual Number of Days                                                      28                    28                   28
Interest Amount Paid                                             2,634,819.44          1,844,726.33           706,610.63
Additional Interest Paid                                                    -                     -                    -
Maturity Step-up Interest Amount Paid                                       -                     -                    -
Registration Step-up Interest Amount Paid                                   -                     -                    -
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Total Interest Paid                                              2,634,819.44          1,844,726.33           706,610.63
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Expected Final Payment Date                                      May 15, 2004         June 15, 2008         May 15, 2016
Excess Amortization Date                                         May 15, 2004         June 15, 1999        June 15, 1999

Original Balance                                               512,500,000.00        400,000,000.00       126,500,000.00
Opening Outstanding Principal Balance                          512,500,000.00        357,736,198.35       124,793,871.87
Total Principal Distribution Amount                                         -          4,163,097.25                    -
Redemption Amount:
  Amount allocable to principal                                             -                     -                    -
  Amount allocable to premium                                               -                     -                    -
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Closing Outstanding Principal Balance                          512,500,000.00        353,573,101.10       124,793,871.87
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                                                                        Class                 Class
(b) Fixed Rate Notes                                                        C                     D
----------------------------------------------------------------------------------------------------

Applicable Interest Rate                                                8.00%                11.00%
Number of Days                                                             30                    30
Interest Amount Payable                                            706,666.67            586,666.67
Additional Interest Paid                                                    -                     -
Registration Step-up Interest Amount Paid                                   -                     -
----------------------------------------------------------------------------------------------------
Total Interest Paid                                                706,666.67            586,666.67
----------------------------------------------------------------------------------------------------

Expected Final Payment Date                                     July 15, 2016       August 15, 2016
Excess Amortization Date                                        July 15, 2016          May 15, 2009

Original Balance                                               106,000,000.00         64,000,000.00
Opening Outstanding Principal Balance                          106,000,000.00         64,000,000.00
Total Principal Distribution Amount                                         -                     -


                                  Page 3 of 4

Redemption Amount:
 Amount allocable to principal                                              -                     -
 Amount allocable to premium                                                -                     -
----------------------------------------------------------------------------------------------------
Closing Outstanding Principal Balance                          106,000,000.00         64,000,000.00
----------------------------------------------------------------------------------------------------

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5. Floating Rate Note information for next Interest Accrual Period
-------------------------------------------------------------------------------------------------------------------------

Next Payment Date                                               June 15, 2000
Next Calculation Date                                            June 9, 2000
Reference Date                                                   May 11, 2000

                                                                     Subclass              Subclass                Class
                                                                          A-1                   A-2                    B
-------------------------------------------------------------------------------------------------------------------------
Applicable LIBOR                                                     6.52250%              6.52250%             6.52250%
Applicable Margin                                                    0.48000%              0.50000%             1.15000%
Applicable Interest Rate                                             7.00250%              7.02250%             7.67250%

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6. Payments per $100,000 Initial Outstanding Principal Balance of Notes
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                                                                     Subclass              Subclass                Class
(a) Floating Rate Notes                                                   A-1                   A-2                    B
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Opening Outstanding Principal Balance                              100,000.00             89,434.05            98,651.28
Total Principal Payments                                                    -              1,040.77                    -
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Closing Outstanding Principal Balance                              100,000.00             88,393.28            98,651.28

Total Interest                                                         514.11                461.18               558.59
Total Premium                                                               -                     -                    -
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                                                                        Class                 Class
(b) Fixed Rate Notes                                                        C                     D
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Opening Outstanding Principal Balance                              100,000.00            100,000.00
Total Principal Payments                                                    -                     -
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Closing Outstanding Principal Balance                              100,000.00            100,000.00

Total Interest                                                         666.67                916.67
Total Premium                                                               -                     -
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


Swap Payments to be made on the current Payment Date are included in the 'Analysis of Current Payment Date Distributions'. Swap Receipts to be received on the current Payment Date are considered a Collection and are included in the next Collection Period. The amount of Swap Receipts to be received on the current Payment Date are as follows: 310,916.67


                                  Page 4 of 4